Exhibit 99.2

         The New York Times Company Reports December Revenues

    NEW YORK--(BUSINESS WIRE)--Jan. 24, 2006--The New York Times Company announced today that in December 2005 advertising revenues for the Company's business units increased 8.2% and total Company revenues increased 3.6% compared with December 2004. The increase in advertising revenues was the highest rate of growth since March 2004. Excluding About.com, which was acquired in March 2005, advertising revenues increased 5.5% and total Company revenues increased 1.6%.
    "We are very pleased with our advertising results in December and the fourth quarter, when we saw strength across many categories," said Janet L. Robinson, president and chief executive officer. "January, traditionally a light month, is off to a slower start, especially in the entertainment and classified automotive categories."
    All comparisons are for December 2005 to December 2004 unless otherwise noted:
    The New York Times Media Group - Advertising revenues for The New York Times Media Group increased 9.2%. National advertising revenues increased as strength in financial services, corporate, telecommunications and American fashion advertising offset weakness in studio entertainment advertising. Retail advertising revenues were on a par with the prior year as growth in fashion/jewelry store and fine arts advertising was offset by softness in mass market advertising. Classified advertising revenues were on a par with the prior year as growth in real estate advertising was offset by weakness in automotive and help-wanted advertising.
    New England Media Group - Advertising revenues for the New England Media Group decreased 2.1%. National advertising revenues increased as strength in financial services, health-related and telecommunications advertising offset weakness in the entertainment, travel and national automotive categories. Retail advertising revenues decreased as growth in department store advertising was offset by softness in apparel/footwear, record/books and electronic advertising. Classified advertising revenues were lower as weakness in automotive advertising offset gains in help-wanted advertising.
    Regional Media Group - Advertising revenues for the Regional Media Group rose 2.5%. Excluding the North Bay Business Journal, which was acquired in February 2005, advertising revenues grew 2.0%. Retail advertising revenues decreased as softness in department stores and telecommunications advertising offset growth in the home improvement and banking categories. Classified advertising revenues increased as gains in real estate and help-wanted advertising offset weakness in automotive advertising.
    The Internet ad revenues included in the three media groups above increased 30.3% due to strong growth in display advertising and in all classified advertising categories. In the fourth quarter Internet ad revenues rose 30.3% and for the year they increased 29.5%.
    TimesSelect, the new fee-based product on NYTimes.com that includes The Times's distinctive columnists and extensive access to its archives as well as other features, currently has more than 390,000 subscribers, including home-delivery and online-only subscribers.
    Circulation revenues for December decreased 3.7%. Circulation revenues increased at the Regional Media Group, and declined at The New York Times Media Group and the New England Media Group.
    Broadcast Media Group - Advertising revenues increased 4.9%, principally due to the acquisition of KAUT-TV. Excluding KAUT-TV, advertising revenues increased 1.1%, with modest growth in automotive, home improvement and health services advertising.
    About.com - About.com's advertising revenue rose in December due to strong growth in the telecommunications, technology, finance and retail categories. It also experienced increased spending from health, travel, consumer packaged goods and entertainment clients.
    Advertising revenues for About.com, which was acquired in March 2005, increased approximately 22% in December, 51% in the fourth quarter and 43% for the year. The growth rates are based on the previous owner's accounting records before the acquisition date, which followed calendar months and year, and the Times Company's results after the acquisition date, which are based on its fiscal months and year. Fiscal December 2005 had 28 days compared with 31 days for calendar December 2004.
    Except for the historical information contained herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those predicted by such forward-looking statements. These risks and uncertainties include national and local conditions, as well as competition, that could influence the levels (rate and volume) of retail, national and classified advertising and circulation generated by our various markets, material increases in newsprint prices and the timing and amount of savings realized as a result of our cost-control initiatives. They also include other risks detailed from time to time in the Company's publicly filed documents, including the Company's Annual Report on Form 10-K for the year ended December 26, 2004. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.
    The New York Times Company (NYSE: NYT), a leading media company with 2005 revenues of $3.4 billion, includes The New York Times, the International Herald Tribune, The Boston Globe, 15 other daily newspapers, nine network-affiliated television stations, two New York City radio stations and 35 Web sites, including NYTimes.com, Boston.com and About.com. For the fifth consecutive year, the Company was ranked No. 1 in the publishing industry in Fortune's 2005 list of America's Most Admired Companies. The Company's core purpose is to enhance society by creating, collecting and distributing high-quality news, information and entertainment.

    This press release can be downloaded from www.nytco.com



                      THE NEW YORK TIMES COMPANY
                    2005 TOTAL COMPANY REVENUES (a)
                        DECEMBER AND FULL YEAR

----------------------------------------------------------------------
Total Company Revenues
($ 000's)
                  December                      Full Year
             ---------------------------------------------------------
                                  %                              %
                2005    2004    Change       2005      2004    Change
             ---------------------------  ----------------------------
Advertising
 Revenues
  News Media
   National
    (b)       $90,335   $79,434  +13.7    $948,368    $926,305   +2.4
   Retail (c)  55,903    57,222   -2.3     499,834     490,474   +1.9
   Classified
    (d)        35,638    35,381   +0.7     590,502     579,500   +1.9
   Other Ad
    Revenue(e)  5,005     5,005   +0.0      61,186      55,702   +9.8
             --------- ---------        ----------- -----------
  Sub-Total   186,882   177,042   +5.6   2,099,890   2,051,981   +2.3

  Broadcast
   Media       10,704    10,201   +4.9     136,161     142,663   -4.6
             --------- ---------        ----------- -----------
  Sub-Total   197,586   187,242   +5.5   2,236,051   2,194,644   +1.9

  About.com     4,999         -    N/A      42,188           -    N/A
             ---------                  -----------

Total Advertising
 Revenues     202,584   187,242   +8.2   2,278,239   2,194,644   +3.8

Circulation
  Revenues     64,995    67,503   -3.7     873,975     883,995   -1.1
Other Revenues
 (f)           19,661    22,609  -13.0     220,561     225,003   -2.0
             --------- =========        ----------- ===========

Total Company
 Revenues    $287,241  $277,355   +3.6  $3,372,776  $3,303,642   +2.1
             ========= =========        =========== ===========

----------------------------------------------------------------------

(a) Numbers may not add due to rounding. Historical information for 2005, as well as for 2004 and 2003 reclassified to conform to the 2005 presentation, is available in the Investors section at www.nytco.com.

(b) Includes all ad revenue from the International Herald Tribune.

(c) Includes all preprint revenues.

(d) Includes legal advertising.

(e) Primarily includes ad revenue from the Regional Media Group's magazines.

(f) Primarily includes revenues from wholesale delivery operations, news services, direct marketing, digital archives and commercial printing.


                      THE NEW YORK TIMES COMPANY
                    2005 TOTAL COMPANY REVENUES(a)
                            FOURTH QUARTER

----------------------------------------------------------------------
Total Company Revenues
($ 000's)
                                          Fourth Quarter
                                      --------------------------------
                                                                %
                                         2005       2004      Change
                                      ---------- ---------- ----------
Advertising Revenues
 News Media
  National (b)                         $288,879   $263,706       +9.5
  Retail (c)                            157,152    159,679       -1.6
  Classified (d)                        138,296    135,452       +2.1
  Other Ad Revenue (e)                   17,012     16,288       +4.4
                                      ---------- ----------
 Sub-Total                              601,339    575,125       +4.6

 Broadcast Media                         36,624     40,776      -10.2
                                      ---------- ----------
 Sub-Total                              637,963    615,901       +3.6

 About.com                               15,910          -        N/A
                                      ----------

Total Advertising Revenues              653,873    615,901       +6.2

Circulation Revenues                    218,004    223,057       -2.3
Other Revenues (f)                       59,163     64,979       -9.0
                                      ---------- ==========

Total Company Revenues                 $931,040   $903,937       +3.0
                                      ========== ==========

----------------------------------------------------------------------

(a) Numbers may not add due to rounding. Historical information for 2005, as well as for 2004 and 2003 reclassified to conform to the 2005 presentation, is available in the Investors section at www.nytco.com.

(b) Includes all ad revenue from the International Herald Tribune.

(c) Includes all preprint revenues.

(d) Includes legal advertising.

(e) Primarily includes ad revenue from the Regional Media Group's magazines.

(f) Primarily includes revenues from wholesale delivery operations, news services, direct marketing, digital archives and commercial printing.


                      THE NEW YORK TIMES COMPANY
                     2005 ADVERTISING REVENUES(a)
                        DECEMBER AND FULL YEAR

----------------------------------------------------------------------
Total Company Advertising Revenues
($ 000's)
                  December                    Full Year
             ---------------------------------------------------------
                                  %                              %
               2005     2004    Change     2005       2004     Change
             -------------------------- ------------------------------
News Media Group
  New York Times
   Media
   Group (b) $118,661  $108,681   +9.2  $1,264,760  $1,220,664   +3.6
  New England
   Media
   Group (c)   38,934    39,779   -2.1     467,608     481,615   -2.9
  Regional
   Media
   Group (d)   29,287    28,581   +2.5     367,522     349,702   +5.1
             --------- ---------        ----------- -----------

 Sub-Total    186,882   177,041   +5.6   2,099,890   2,051,981   +2.3

Broadcast Media
 Group         10,704    10,201   +4.9     136,161     142,663   -4.6
             --------- ---------        ----------- -----------

 Sub-Total    197,586   187,242   +5.5   2,236,051   2,194,644   +1.9

About.com       4,999         -    N/A      42,188           -    N/A
             ---------                  -----------

Total Company
 Ad Revenues $202,585  $187,242   +8.2  $2,278,239  $2,194,644   +3.8
             ========= =========        =========== ===========

----------------------------------------------------------------------

(a) Numbers may not add due to rounding. Historical information for 2005, as well as for 2004 and 2003 reclassified to conform to the 2005 presentation, is available in the Investors section at www.nytco.com.

(b) The New York Times, NYTimes.com, International Herald Tribune and
    WQXR-FM.

(c) The Boston Globe, Boston.com and the Worcester Telegram & Gazette.

(d) Beginning in February 2005, includes the results of the North Bay Business Journal, purchased February 1, 2005. Excluding the North Bay Business Journal, advertising revenues were up 2.0% in December, 3.3% in the fourth quarter and 4.6% for the year.


                      THE NEW YORK TIMES COMPANY
                     2005 ADVERTISING REVENUES(a)
                            FOURTH QUARTER

----------------------------------------------------------------------
Total Company Advertising Revenues
 ($ 000's)
                                            Fourth Quarter
                                        ------------------------------
                                                                 %
                                           2005       2004     Change
                                        ---------- ---------- --------
News Media Group
  New York Times Media Group (b)         $378,823   $351,098     +7.9
  New England Media Group (c)             125,841    130,814     -3.8
  Regional Media Group (d)                 96,675     93,213     +3.7
                                        ---------- ----------

 Sub-Total                                601,339    575,125     +4.6

Broadcast Media Group                      36,624     40,776    -10.2
                                        ---------- ----------

 Sub-Total                                637,963    615,901     +3.6

About.com                                  15,910          -      N/A
                                        ----------

Total Company Ad Revenues                $653,873   $615,901     +6.2
                                        ========== ==========

----------------------------------------------------------------------

(a) Numbers may not add due to rounding. Historical information for 2005, as well as for 2004 and 2003 reclassified to conform to the 2005 presentation, is available in the Investors section at www.nytco.com.

(b) The New York Times, NYTimes.com, International Herald Tribune and
    WQXR-FM.

(c) The Boston Globe, Boston.com and the Worcester Telegram & Gazette.

(d) Beginning in February 2005, includes the results of the North Bay Business Journal, purchased February 1, 2005. Excluding the North Bay Business Journal, advertising revenues were up 2.0% in December, 3.3% in the fourth quarter and 4.6% for the year.


                      THE NEW YORK TIMES COMPANY
                   2005 NEWS MEDIA AD REVENUE GROWTH
                        BY CLASSIFIED CATEGORY
                DECEMBER, FOURTH QUARTER AND FULL YEAR


----------------------------------------------------------------------
                                % Change        % Change     % Change
                               December '05       Q4 '05       2005
                             vs. December '04   vs. Q4 '04   vs. 2004
                             -----------------------------------------

News Media
 Help-Wanted                          +8.2          +5.5        +5.7
 Real Estate                         +16.4         +11.2        +7.2
 Automotive                          -17.4         -14.2       -10.7
----------------------------------------------------------------------


                      THE NEW YORK TIMES COMPANY
                   2005 PRINT ADVERTISING VOLUME(a)
                  (Inches in thousands, Preprints in
                         thousands of copies)
                        DECEMBER AND FULL YEAR

----------------------------------------------------------------------
                    December                    Full Year
----------------------------------------------------------------------
                                    %                             %
                  2005     2004   Change     2005       2004    Change
                -------- -------- ------  ---------- ---------- ------
National (b)      233.3    215.3   +8.4     2,468.4    2,512.3   -1.7
Retail            594.9    616.2   -3.5     6,511.7    6,541.8   -0.5
Classified        645.1    644.4   +0.1     9,532.2    9,675.5   -1.5
                -------- --------         ---------- ----------
Total ROP       1,473.4  1,475.9   -0.2    18,512.4   18,729.7   -1.2
                -------- --------         ---------- ----------

Part Run/ Zoned   162.1    181.8  -10.9     2,087.2    2,215.6   -5.8
                -------- --------         ---------- ----------
Total           1,635.5  1,657.7   -1.3    20,599.6   20,945.3   -1.7
                ======== ========         ========== ==========

Preprints       303,552  312,245   -2.8   2,979,723  2,897,241   +2.8
----------------------------------------------------------------------

(a) Advertising volume is based on preliminary internal data, which may be updated in subsequent reports and may not be indicative of advertising revenue or operating profit. Numbers may not add due to rounding.

(b) Includes all ad volume from the International Herald Tribune.


                      THE NEW YORK TIMES COMPANY
                   2005 PRINT ADVERTISING VOLUME(a)
                    (Inches in thousands, Preprints
                        in thousands of copies)
                            FOURTH QUARTER

----------------------------------------------------------------------
                                         Fourth Quarter
----------------------------------------------------------------------
                                                                %
                                         2005       2004      Change
                                      ---------- ---------- ----------
National (b)                              747.5      709.7       +5.3
Retail                                  1,819.3    1,886.3       -3.6
Classified                              2,279.8    2,310.0       -1.3
                                      ---------- ----------
Total ROP                               4,846.6    4,906.1       -1.2
                                      ---------- ----------

Part Run/ Zoned                           538.9      592.9       -9.1
                                      ---------- ----------
Total                                   5,385.5    5,499.0       -2.1
                                      ========== ==========

Preprints                               887,394    887,288        0.0
----------------------------------------------------------------------

(a) Advertising volume is based on preliminary internal data, which may be updated in subsequent reports and may not be indicative of advertising revenue or operating profit. Numbers may not add due to rounding.

(b) Includes all ad volume from the International Herald Tribune.





    CONTACT: The New York Times Company
             Catherine J. Mathis, 212-556-1981
             mathis@nytimes.com
              or
             Paula Schwartz, 212-556-5224
             schwap@nytimes.com